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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): June 5, 1997 (June 2, 1997)



                        PHYSICIAN RELIANCE NETWORK, INC.
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             (Exact name of registrant as specified in its charter)


                   Texas                                      0-24872                     75-2495107
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(State or other jurisdiction of incorporation)        (Commission File Number)         (I.R.S. Employer
                                                                                      Identification No.)
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       Two Lincoln Centre, Suite 900
              5420 LBJ Freeway
               Dallas, Texas                                  75240
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  (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (972) 392-8700



                                 Not Applicable
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          (Former name or former address, if changed since last report)




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Item 5. Other Events.
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     On June 2, 1997, the Board of Directors of Physician Reliance Network, Inc.
(the "Company") declared a dividend of one Stock Purchase Right (a "Right") per share of the Company's Common Stock, no par value per share (the "Common
Stock"), outstanding on June 16, 1997 (the "Record Date"). A Right will also accompany each share of the Company's Common Stock issued following the Record
Date. Each Right, when it first becomes exercisable, entitles the holder to purchase from the Company one-hundredth of one share of Series One Junior
Preferred Stock, no par value per share (the "Series One Junior Preferred
Stock"), at an initial exercise price of $60.00 per one-hundredth of one share
(the "Exercise Price"), subject to adjustment. The terms and conditions of the
Rights are set forth in a Rights Agreement, dated as of June 2, 1997 (the
"Rights Agreement"), between the Company and Harris Trust and Savings Bank, as
Rights Agent (the "Rights Agent"), a copy of which is filed herewith as an
Exhibit.


Item 7.  Financial Statements, Pro Forma Information and Exhibits.
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(c)      Exhibits:

         (4)      Rights Agreement, dated as of June 2, 1997, between Physician
                  Reliance Network, Inc. and Harris Trust and Savings Bank, as
                  Rights Agent, which includes as exhibits the form of Rights
                  Certificate and the Summary of Rights Agreement.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              PHYSICIAN RELIANCE NETWORK, INC.


Date: June 3, 1997            By: /s/ George P. McGinn, Jr.
                                  ----------------------------------------------
                                  George P. McGinn, Jr.
                                  Executive Vice President, General Counsel, and
                                  Secretary





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                                  EXHIBIT INDEX


     NO.                                EXHIBIT
--------------      ------------------------------------------------
     4              Rights Agreement, dated as of June 2, 1997,
                    between Physician Reliance Network, Inc. and
                    Harris Trust and Savings Bank, as Rights Agent,
                    which includes as exhibits, the form of Rights
                    Certificate and the Summary of Rights Agreement.